UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 13, 2017

Date of Report (Date of Earliest Event Reported)

Commission File No. 0-29935

CROWN EQUITY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	33-0677140
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

11226 Pentland Downs, Las Vegas, NV 89141

(Address of principal executive offices)(Zip code)

Company’s telephone number, including area code: (702) 683-8946

ITEM 5.02 Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers.

Las Vegas, NV - 06/13/2017 – Crown Equity Holdings Inc. (CRWE) today announces the appointments of its new Directors Brian P. Colvin and Deborah P. Robinson, and the resignation of Steven Onoue a Director and Rudy Chacon as a Director and Vice President.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release dated June 13, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN EQUITY HOLDINGS INC.

Dated: June 13, 2017	By:	/s/ Mike Zaman
Mike Zaman
CEO

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